Exhibit 99.10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 67  to Registration Statement No. 033-88458 on Form N-4 of our report dated March 23, 2018, relating to the financial statements and financial highlights of Separate Account A of Pacific Life Insurance Company, comprised of Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PSF DFA Balanced Allocation, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, Invesco V.I. Global Real Estate Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Blue Chip Income and Growth Class 4, American Funds IS Bond Class 4, American Funds IS Capital Income Builder® Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Bond Class 4, American Funds IS Global Growth and Income Class 4, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, American Funds IS High-Income Bond Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund® Class 4, American Funds IS U.S. Government/AAA-Rated Securities Class 4, BlackRock® Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock iShares® Alternative Strategies V.I. Class I, BlackRock iShares Dynamic Allocation V.I. Class I, BlackRock iShares Dynamic Fixed Income V.I. Class I, BlackRock iShares Equity Appreciation V.I. Class I, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP FundsManager® 60% Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust Dorsey Wright Tactical Core Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Founding Funds Allocation VIP Class 2, Franklin Founding Funds Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy VIP Asset Strategy, Ivy VIP Energy, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Core Bond Class 1, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, JPMorgan Insurance Trust Mid Cap Value Class 1, JPMorgan Insurance Trust U.S. Equity Class 1, ClearBridge Variable Aggressive Growth - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett International Equity Class VC, Lord Abbett Total Return Class VC, MFS® Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, MFS Massachusetts Investors Growth Stock - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, Oppenheimer Global Fund/VA Service Shares, Oppenheimer International Growth Fund/VA Service Shares, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, Jennison Class II, SP International Growth Class II, SP Prudential U.S. Emerging Growth Class II, Value Class II, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3, and VanEck VIP Global Hard Assets Class S (collectively, the “Variable Accounts”), appearing in the Annual Report on Form N-30D of Separate Account A of Pacific Life Insurance Company for the year ended December 31, 2017, and to the references to us as “experts” under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 16, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 67 to Registration Statement No. 033-88458 on Form N-4 of our report dated March 8, 2018 related to the consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, appearing in the Statements of Additional Information, which are part of such Registration Statement, and to the references to us “experts” under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 16, 2018